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                            Prudential Mutual Funds
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                   Prudential Structured Maturity Fund, Inc.
                          Income Portfolio (the Fund)

                       SUPPLEMENT DATED FEBRUARY 18, 2000
                       TO PROSPECTUS DATED MARCH 1, 1999

   As described in the Fund's current prospectus, the Fund currently structures its holdings using a 'laddered' maturity approach. The Fund holds six annual maturity categories of debt obligations with maturities ranging from one year or less to between five and six years. Each maturity category makes up approximately one-sixth of the Fund's assets. At a meeting on February 7, 2000, the Fund's Board of Directors approved the elimination of the 'laddered' approach, effective as of May 2000. The Prudential Investment Corporation, doing business as Prudential Investments (the Investment Adviser), has indicated that to implement this change it will no longer adhere to the six annual maturities categories in structuring the Fund's holdings, and will instead determine the Fund's portfolio holdings based on prevailing market conditions. The Investment Adviser has indicated that the Fund will continue to limit its holdings to securities with maturities of no more than six years, and that the Fund's dollar-weighted average portfolio maturity will generally remain between 2 1/2 and 3 1/3 years. The Board also approved a change in the name of the Fund to 'Prudential Short-Term Corporate Bond Fund, Inc.', effective as of May 2000.

   The Fund's other material investment strategies and policies will not be affected by the changes described above.



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